EXHIBIT 10.23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 333-69077, No. 333-51091, No. 333-50895 and No. 333-17097 of DVI, Inc. on Form S-3 and in Registration Statements No. 333-69083, No. 333-50837, No. 333-50695, No. 333-50693 and No. 333-50691 of DVI, Inc. on Form S-8 of our report dated August 18, 2000, appearing in the Annual Report on Form 10-K of DVI, Inc. for the year ended June 30, 2000.

/s/ DELOITTE & TOUCHE LLP

Parsippany, New Jersey
September 7, 2000